THE RBB FUND, INC.

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I (ABYIX)

Class A (ABYAX)

Class C (ABYCX

Supplement dated October 4, 2016

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2015, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

1)         Effective November 21, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator, fund accountant, transfer agent and dividend paying agent to the Fund, U.S. Bank, N.A. will replace The Bank of New York Mellon as the custodian of the Fund and Quasar Distributors, LLC will replace Foreside Funds Distributors, LLC as the distributor of the Fund.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon and Foreside Funds Distributors, LLC in the Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank, N.A. and Quasar Distributors, LLC, respectively.

2)         Effective November 21, 2016, shareholder account information regarding purchase and redemption of Fund shares described in each Prospectus is supplemented with the following:

All Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to USBFS at the following address:

Regular Mail:	Overnight Mail:
Abbey Capital Futures Strategy Fund	Abbey Capital Futures Strategy Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted above, together with a check payable to Abbey Capital Future Strategy Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charge next computed after the time the application and funds are received in proper order and accepted by the Fund.

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services

Account #112-952-137

For Further Credit to:

Abbey Capital Futures Strategy Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Please retain this supplement for your reference